UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On February 18, 2019, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the fourth quarter and full year ended December 31, 2018. Alimera will be hosting a conference call, as well as a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com, on February 19, 2018 at 9:00 A.M. ET to discuss its fourth quarter and full year ended December 31, 2018 financial results and to provide regulatory and commercial updates. The full text of the press release, which includes information regarding Alimera’s use of a non-GAAP financial measure, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A slide presentation that will accompany the February 19, 2019 earnings webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Various statements to be made during the conference call and webcast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things Alimera’s belief, expectation, or anticipation that: Alimera will continue to benefit from the temporary unavailability of Ozurdex in the EEA in late 2018; Alimera’s revenue from its international segment will continue to accelerate into the first quarter of 2019; the planned launches of ILUVIEN in Spain and France will occur as planned; Alimera will receive approval of pricing in Lebanon and approval of marketing and pricing in Kuwait; Alimera will continue to grow organically from its existing customer base; Alimera will benefit from the first material cycle of re-treatments of ILUVIEN (and the expected rate of that re-treatment); Alimera will receive approval for the use of ILUVIEN to treat non-infectious posterior uveitis in Europe in the first half of 2019; Alimera will continue to expand access to ILUVIEN in new markets; and Alimera will seek to acquire retina products with reasonable valuations.
These forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors that could cause actual results to differ include (a) a slowdown or reduction in sales due to a reduction in end user demand, unanticipated competition, regulatory issues, unexpected governmental actions or a delay in the approval or commercialization of ILUVIEN for the treatment of posterior uveitis in Europe and (b) other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2017 and Alimera’s Quarterly Report on Form 10-Q for the three months ended September 30, 2018, which are on file with the SEC and are available at its website. Additional factors may also be included in Alimera’s Annual Report on Form 10-K for the year ended December 31, 2018, to be filed with the SEC soon.
In addition to the risks described above and in Alimera’s reports and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in the conference call and webcast, the press release and the slide presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of the conference call and webcast, the press release and the slide presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
The information in Item 2.02 of this Current Report on Form 8-K, the press release furnished as Exhibit 99.1 hereto and the slide presentation furnished as Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD.
The conference call and webcast, the press release and the slide presentation include or will include a non-GAAP financial measure, Adjusted EBITDA. A reconciliation of this non-GAAP financial measure to the comparable measure calculated and presented in accordance with GAAP is included in Alimera’s press release issued February 18, 2019 and attached hereto as Exhibit 99.1 and in the slide presentation furnished as Exhibit 99.2 hereto.
The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated February 18, 2019
99.2	Slide presentation that will accompany the February 19, 2019 earnings webcast of Alimera Sciences, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: February 18, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer